UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016 (September 6, 2016)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 8, 2016, Aralez Pharmaceuticals Inc., a company governed under the laws of the Province of British Columbia, Canada (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that, on September 6, 2016, the Company and Aralez Pharmaceuticals Trading DAC, an Irish designated activity company and a wholly-owned indirect subsidiary of the Company (“Buyer”), entered into an Asset Purchase Agreement with Schering-Plough (Ireland) Company, an Irish private unlimited company and an affiliate of Merck & Co., Inc. (“Seller “), pursuant to which Buyer acquired from Seller the pharmaceutical product containing vorapaxar sulphate as the active pharmaceutical ingredient and distributed under the brand name ZONTIVITY® in the United States and Canada and their respective territories and related assets (the “Acquired Business”). This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

This amendment to the Original 8-K is being filed, and the Original 8-K was previously filed, in Canada to satisfy the Company’s reporting obligations under Part 8 of National Instrument 51-102 - Continuous Disclosure Obligations, as modified by a decision dated October 28, 2016 of the Ontario Securities Commission under Multilateral Instrument 11-102 – Passport System and National Policy 11-203 – Process For Exemptive Relief Applications in Multiple Jurisdictions. For purposes of such filing, the name and business telephone number of an executive officer of the Company who is knowledgeable about this amendment, the Original 8-K and the acquisition that is the subject matter thereof is Scott Charles, Chief Financial Officer, (905) 876-1118.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed, audited at December 31, 2015 and 2014, Statements of Revenues and Direct Expenses, audited for the years ended December 31, 2015 and 2014, and notes to such financial statements, are filed as Exhibit 99.1 to this report and incorporated herein by reference. Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed at December 31, 2015 and unaudited at June 30, 2016, Statements of Revenues and Direct Expenses, unaudited for the six months ended June 30, 2016 and 2015, and notes to such financial statements, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial statements for the year ended December 31, 2015 and the six months ended June 30, 2016 and the notes related thereto, which reflect the Acquired Business, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of PricewaterhouseCoopers LLP

99.1

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed, audited at December 31, 2015 and 2014, and Statements of Revenues and Direct Expenses, audited for the years ended December 31, 2015 and 2014

99.2

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed, at December 31, 2015 and unaudited at June 30, 2016, and Statements of Revenues and Direct Expenses, unaudited for the six months ended June 30, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2015 and the six months ended June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of PricewaterhouseCoopers LLP

99.1

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed, audited at December 31, 2015 and 2014, and Statements of Revenues and Direct Expenses, audited for the years ended December 31, 2015 and 2014

99.2

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired and Liabilities Assumed, at December 31, 2015 and unaudited at June 30, 2016, and Statements of Revenues and Direct Expenses, unaudited for the six months ended June 30, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2015 and the six months ended June 30, 2016